                                                        Exhibit 10.2.1

                    AMENDMENT NO. 1 TO THE CREDIT AGREEMENT


          This Amendment No. 1 (the "Amendment"), dated as of February 12, 1999, is to the Credit Agreement (the "Credit Agreement") dated as of September 4, 1998 among CGX Communications, Inc., a Delaware corporation, CAIS, Inc., a Virginia corporation, Cleartel Communications, Inc., a District of Columbia corporation, CAIS Limited Partnership, a Virginia limited partnership, Cleartel Communications Limited Partnership, a District of Columbia limited partnership, the shareholders, partners and other owners listed on Schedule A thereto, the lenders named on the signature pages thereto and ING (U.S.) Capital Corporation, New York, New York, as agent for the Lenders. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the Credit Agreement.

          The parties hereto agree to amend the Credit Agreement, effective from and as of the date hereof, as follows:

          Section 1.  Amendments to Credit Agreement.
                      ------------------------------

          1.1 Cleartel, Cleartel LP and CAIS LP are hereby released from and, as of the date hereof, shall no longer be parties to the Credit Agreement. As such, the first paragraph of the Credit Agreement is hereby amended by deleting any and all references to Cleartel, Cleartel LP and CAIS LP. All obligations of the released parties shall vest in CAIS Internet.

          1.2 The Credit Agreement is further amended pursuant to (a) CGX's change of its name to CAIS Internet: (i) the first paragraph is amended by deleting the reference to "CGX Communications, Inc., a Delaware corporation ("CGX")" and inserting "CAIS Internet, Inc., a Delaware corporation ("CAIS Internet")" in lieu thereof and by deleting the reference to "CGX" in the seventh line and inserting "CAIS Internet" in lieu thereof; and (ii) the reference to "CGX" shall be deemed to be a reference to "CAIS Internet" in Sections 5.1(i) (last paragraph); and (b) ING (U.S.) Capital Corporation's change of its name to ING (U.S.) Capital LLC: the first paragraph and Sections
7.5 and 8.2 are hereby amended by deleting references to "ING (U.S.) Capital Corporation" and inserting "ING (U.S.) Capital LLC" in lieu thereof.

          1.3 Section 2A.1 is hereby amended by changing the following parenthetical text in the second line thereof: "(March 4, 1999)" to "(September 4, 1999)."

          1.4 Section 2A.5 is hereby amended by deleting this section in its entirety and inserting the following text in lieu thereof:

               "2A.5 Extension Fee. Any extension of the Maturity Date beyond March 4, 1999 shall not be effective unless the Issuers shall have paid the Agent, on or before March 4, 1999, an extension fee in an amount equal to three (3.0)% of the Aggregate Commitment."

          1.5 Section 2A.9(xii) is hereby amended by deleting this subsection in its entirety.

          1.6 Section 4.1(d) is hereby amended by (i) deleting the following parenthetical text: "(and other than in respect of the RFC Collateral)" in the fifth line of subsection (iii) thereof; (ii) deleting the following parenthetical text from the eighth, ninth and tenth lines of subsection (iii) thereof: "(other than (A) in respect of RFC Collateral and (B) in respect of the First Union Loan Agreement, which Lien, in the case of (B), shall be released on the Closing Date);" and (iii) deleting "and other than in respect of RFC Collateral" from the ninth and tenth lines of subsection (iv) thereof.

          1.7 Section 4.1(k) is hereby amended by changing the reference to "CGX Communication, Inc. 401(k) Retirement Savings Plan" to "CAIS Internet, Inc. 401(k) Retirement Savings Plan."

          1.8 Section 4.1(n)(ii) is hereby amended by deleting the two parenthetical provisions referring to the RFC Collateral.

          1.9 Section 5.1(e) is hereby amended by deleting the following parenthetical text: "(other than, for as long as the obligations under the Receivables Sale Agreement are outstanding, the RFC Collateral, as to which a second-priority Lien shall be created, attached perfected and enforceable)."

          1.10 Section 5.1(o) is hereby amended by replacing the following text from the eighth and ninth lines thereof: ", except that in the case of Mr. Ammon, such pledge shall occur on or before the Restructuring Date" with ", provided, however, that R. Theodore Ammon and CAIS-Sandler Partners, L.P. shall
--------  -------
not be required to pledge any Capital Stock pursuant to this Section 5.1(o)" in lieu thereof.

          1.11 Section 5.2 (c) is hereby amended by deleting subsection (vi) thereof and renumbering subsection (vii) to (vi).

          1.12 Section 5.2(d) is hereby amended by deleting subsection (iv) and renumbering the remaining subsections.

          1.13 Section 5.2(k) is hereby deleted in its entirety and Section 5.2(l) is hereby changed to Section 5.2(k).

          1.14 Section 6.1(e) is hereby amended by deleting the following parenthetical text: "(or second-priority Liens in respect of the RFC Collateral)."

          1.15 Section 6.2(b) is hereby amended by changing the date in the parenthetical text to "September 4, 1999."

          1.16  Schedule B is hereby replaced by the attached Schedule B.

          1.17  Schedule C is hereby replaced by the attached Schedule C.

          1.18  Schedule X is hereby amended as follows:

          (a) The definition of "Agent" is amended by replacing "ING (U.S.) Capital Corporation" with "ING (U.S.) Capital LLC."

          (b) The definition of "Borrowers" is amended by deleting the following text from the second and third lines: ", and on and after the date of the Restructuring means Cleartel and CAIS, successors to Cleartel and CAIS."

          (c) The definition of "Conversion Date" is amended by deleting "March 4, 1999" and inserting "September 4, 1999" in lieu thereof.

          (d) The definition of "Guarantor" is changed to mean "CAIS Internet, Inc., and any other Person that becomes a party to the Guaranty."

          (e) The definition of "Information Memorandum" is hereby amended to refer to the Information Memorandum dated November 1998 referencing the issuance of $11.5 million in Series A Preferred Stock by CAIS Internet.

          (f) The definition of "Interest Payment Date" is hereby amended by changing the reference to "2.3(c)" to "2.3(d)."

          (g) The definition of "Issuer" is amended by deleting "Cleartel, CAIS" from the second line and inserting "CAIS Internet" in lieu thereof.

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

          (h) The definition of "Maturity Date" is amended by deleting "March 4, 1999" and inserting "September 4, 1999" in lieu thereof.

          (i) The definition of "Patent Security Agreement" is hereby added to
Schedule X as "the Patent Security Agreement dated as of the date hereof among CAIS Internet, Inc. and ING (U.S.) Capital LLC."

          (j) The definition of "Shareholder Promissory Notes" is amended by deleting subsection (i) in its entirety and inserting the following text in lieu thereof:

               "(i) Promissory Note dated January 6, 1999 from CAIS Internet to Ulysses G. Auger, Sr. in the original principal amount of $1,000,000;"

          (k) The definition of "Subordination Agreement" is hereby deleted in its entirety.

          Section 2.  Representations and Warranties.
                      ------------------------------

          2.1 CAIS Internet, Inc., Cleartel Communications, Inc. and CAIS, Inc. hereby confirm that all representations and warranties of the Borrowers, Guarantors and Obligors contained in the Credit Documents are true, correct and complete in all material respects immediately prior to the date of this Amendment (and after giving effect thereto, under the circumstances as hereby amended) to the same extent as though made on and as of such date.

          2.2. CAIS Internet, Inc., Cleartel Communications, Inc. and CAIS, Inc. hereby confirm that, except as disclosed in the Information Memorandum, no act, event or circumstance shall have occurred with respect to the Borrowers, the Guarantors, the Obligors or their Subsidiaries or otherwise which has had or would reasonably be expected to have a Material Adverse Effect.

          2.3 CAIS Internet, Inc., Cleartel Communications, Inc. and CAIS, Inc. hereby confirm that there is no pending or, to the knowledge of the Borrowers, the Guarantors and Obligors, threatened litigation, investigation or other proceeding which would reasonably be expected to have a Material Adverse Effect.

          2.4 CAIS Internet, Inc., Cleartel Communications, Inc. and CAIS, Inc. hereby confirm that the Borrowers, the Guarantors and the Obligors are in compliance with all of the covenants and agreements in Credit Documents on and as of the date hereof, after giving effect to this Amendment and any other amendments to such Credit Documents entered into on the date hereof.

          Section 3.  Ratification and Confirmation.  Except as expressly herein
                      -----------------------------
amended, the Credit Agreement (including Schedule X) is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the Credit Documents, the Warrant Agreement and the Warrant Registration Rights Agreement or in any other documents delivered in connection therewith to the Credit Agreement shall (unless otherwise specifically provided) mean the Credit Agreement as amended by this Amendment, and as hereafter amended or restated.

          Section 4.  Governing Law.  This Amendment will be governed by, and
                      -------------
construed in accordance with, the Laws of the State of New York, other than (to the greatest extent permissible by law) the conflict of laws principles that would apply the Laws of another jurisdiction.

          Section 5.  Counterparts.  This Amendment may be executed in any
                      ------------
number of counterparts and by the different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Amendment to be signed on the date first above written.

                         CAIS Internet, Inc. (successor-in-interest to CGX
                           Communications, Inc.)

                         By:
                            ----------------------------------------------
                         Name:
                         Title:


                         Address:
                         1255 22nd St. NW
                         Washington, D.C.  20037


                         CAIS, Inc.

                         By:
                            ----------------------------------------------
                         Name:
                         Title:


                         Address:
                         6861 Elm Street
                         McLean, VA  22101


                         Cleartel Communications, Inc. (consenting only to the release from its obligations hereunder and its status as a party to the Credit Agreement)

                         By:
                            ----------------------------------------------
                         Name:
                         Title:


                         Address:
                         1255 22nd St. NW
                         Washington, D.C.  20037

                         LENDERS:



                         ING (U.S.) Capital LLC

                         By:

                         By:
                            ----------------------------------------------
                         Name:
                         Title:


                         Address:
                         55 East 52nd Street
                         New York, NY  10055


                         AGENT:



                         ING (U.S.) Capital LLC

                         By:

                         By:
                            ----------------------------------------------
                         Name:
                         Title:


                         Address:
                         55 East 52nd Street
                         New York, NY  10055

                         OWNERS:


                         ULYSSES G. AUGER, SR.


                         -------------------------------------------------



                         ULYSSES G. AUGER, II


                         -------------------------------------------------


                         THE BRIDGETTE KATHRYN AUGER
                          TRUST

                         THE GREGORY ULYSSES AUGER, III
                          TRUST

                         THE ALEXANDER ROBERT AUGER TRUST

                         THE ULYSSES GEORGE HAWTHORNE
                          AUGER, III TRUST

                         THE NICHOLAS WILLIAM RANDOLPH
                          AUGER TRUST

                         THE JAMES FREDERICK AUGER TRUST

                         THE ANNABEL-ROSE AUGER TRUST

                         THE CONSTANDINOS ULYSSES
                          FRANCISCOS AUGER ECONOMIDES
                          TRUST

                         THE VASSILIKI ILLIAS AUGER
                          ECONOMIDES TRUST

                         THE CONSTANDINA FRANCISCA AUGER
                          ECONOMIDES TRUST

                         By:
                            ----------------------------------------------
                                  James Pedas, Trustee
                                  (As to each Trust)

                                  SCHEDULE B

CGX

CGX Communications

CGX Telecom

CAIS

CAIS Internet

DESKJACK

LANJACK

OverVoice

                                  SCHEDULE C


                       Legal Address and Address of the
                        Principal Place of Business and
                   Chief Executive Office of the Borrowers,
                            Guarantors and Obligors


CAIS Internet, Inc.
1255 22nd Street, NW
Washington, DC  20037

CAIS, Inc.
6861 Elm Street
McLean, VA  22102

Ulysses G. Auger, II
1255 22nd Street, NW
Washington, DC  20037

Ulysses G. Auger, Sr.
1217 22nd Street, NW
Washington, DC 20037

Auger Trusts
c/o
James Pedas
1101 23rd Street, NW
Washington, DC 20037

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